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                              "LFA LETTERHEAD"


                                July 15, 1997

VIA FACSIMILE & FIRST CLASS MAIL


Mr. Walter Kaye
President
Merchant Factors Corp.
1430 Broadway
New York, NY   10018

     Re:  Discount Factoring Agreement dated January 25, 1996

Dear Walter:

     This letter is to confirm that under the terms specified in item 14 of the Discount Factoring Agreement dated January 25, 1996 (the "Factoring Agreement"), the Factoring Agreement has been renewed, and continues in full force and effect. Item 14 is amended so that the next renewal date will be December 31, 1998.


                                       Very truly yours,


                                       /s/ Stanley I. Halbreich /s/
                                       Stanley I. Halbreich
                                       Chief Financial Officer and
                                       Treasurer


ACCEPTED:

MERCHANT FACTORS CORP.



By:  /s/ Walter Kaye /s/
   ------------------------
   Walter Kaye
   President